UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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VALENTIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2005

To the Stockholders of VALENTIS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VALENTIS, INC., a Delaware corporation, will be held on Thursday, December 1, 2005, at 1:00 p.m. local time at the offices of Valentis, 863A Mitten Road, Burlingame, California 94010 for the following purposes:

1.      To elect two directors to hold office until the 2008 Annual Meeting of Stockholders;

2.      To ratify the selection of Ernst & Young LLP as independent auditors of Valentis for its fiscal year ending June 30, 2006; and

3.      To transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on November 7, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Patrick A. Pohlen

Secretary

Burlingame, California
October 28, 2005

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

VALENTIS, INC.
863A MITTEN ROAD
BURLINGAME, CALIFORNIA 94010

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 1, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Valentis, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, December 1, 2005, at 1:00 p.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Valentis, 863A Mitten Road, Burlingame, California 94010. Valentis intends to mail this proxy statement and accompanying proxy card on or about November 11, 2005 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

Valentis will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of Valentis, par value $0.001 per share, beneficially owned by others to forward to such beneficial owners. Valentis has retained Georgeson Shareholder to assist in the proxy solicitation for a customary fee of approximately $10,000 plus expenses. In addition, Valentis may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of Valentis. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of common stock at the close of business on the record date of November 7, 2005 will be entitled to notice of, to attend and to vote at the Annual Meeting or at any adjournment or postponement thereof. At the close of business on October 27, 2005, Valentis had outstanding and entitled to vote 14,944,641 shares of common stock.

Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The inspector will also determine whether or not a quorum is present. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Withheld votes with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although withheld votes will be counted for purposes of determining whether there is a quorum. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of the majority of the votes present in person or represented by proxy and entitled to vote on a particular proposal.

Any proxy that is returned prior to the voting at the meeting using the form of proxy enclosed on which no voting directions are specified will be voted as follows: (1) FOR the election of all nominees for directors named in Proposal No. 1; (2) FOR Proposal No. 2 to ratify the appointment of Ernst & Young LLP as independent auditors of Valentis for its fiscal year ending June 30, 2006; and (3) in the discretion of the proxy holders as to any other matters that may properly come before the meeting or any adjournment or postponement thereof. Any duly executed proxy that is returned prior to voting at the meeting will be voted as instructed on the items indicated on such proxy.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the meeting or at any adjournment or postponement thereof. It may be revoked by filing with the Secretary of Valentis at the principal executive offices, 863A Mitten Road, Burlingame, California 94010, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

Proposals of stockholders that are intended to be presented at Valentis’ 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by Valentis not later than July 14, 2006, in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review Valentis’ Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. To be considered timely under these provisions, stockholder proposals must be received by Valentis at its principal executive offices not later than the close of business on October 2, 2006, nor earlier than the close of business on September 2, 2006.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Valentis’ Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of the class of directors in which the vacancy was created or occurred and until such director’s successor is elected and qualified.

The Board of Directors is currently composed of eight members. There are two directors in the class whose term of office expires in 2005, each of whom has been nominated by the Board of Directors for reelection. If elected at the Annual Meeting, each of the nominees would serve until the 2008 annual meeting of stockholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board of Directors has determined that each of its current directors, including all directors nominated for reelection, except our Chief Executive Officer, is independent within the meaning of the Nasdaq Stock Market Inc.’s director independence standards.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Our Board of Directors has nominated Patrick G. Enright and Alan C. Mendelson for reelection. Set forth below is certain biographical information, as of October 15, 2005, for each person nominated and each person whose term of office as a director will continue after the Annual Meeting:

Nominees for Election for a Three-Year Term Expiring at the 2008 Annual Meeting of Stockholders

Patrick G. Enright

Patrick G. Enright, 43, has served as a director of Valentis since March 1998 and performed consulting services for Valentis from December 2001 to June 2002. Since June 2002, Mr. Enright has been a general partner of Pequot Ventures, where he specializes in healthcare venture capital investments. From March 1998 to December 2001, Mr. Enright was a managing member of Diaz & Altschul Group, LLC, a principal investment group specializing in investments in biopharmaceutical and medical device companies. From March 1995 to February 1998, Mr. Enright served in various executive positions at Valentis, including Senior Vice President, Corporate Development and Chief Financial Officer. From September 1993 to June 1994, Mr. Enright was Senior Vice President of Finance and Business Development for Boehringer Mannheim Therapeutics, a pharmaceutical company and a subsidiary of Corange Ltd. From September 1989 to September 1993, Mr. Enright was employed at PaineWebber Incorporated, an investment banking firm, where he became a Vice President in January 1992. Mr. Enright currently serves on the board of directors of Threshold Pharmaceuticals, Inc. and several privately-held companies. Mr. Enright received his M.B.A. from the Wharton School of Business at the University of Pennsylvania and his B.S. in Biological Sciences from Stanford University.

Alan C. Mendelson

Alan C. Mendelson, 56, has served as a director of Valentis since February 2001 and as Secretary of Valentis from March 2000 to July 2003. Mr. Mendelson is a senior partner of Latham & Watkins LLP, a private law firm, and has been with that firm since May 2000. Previously, Mr. Mendelson was with Cooley Godward LLP, a private law firm, for 27 years and served as the managing partner of its Palo Alto office from May 1990 to March 1995 and from November 1996 to October 1997. Mr. Mendelson served as Acting General Counsel of Cadence Design Systems, Inc., an electronic design automation software company, from November 1995 to June 1996. Mr. Mendelson previously served as Secretary and Acting General Counsel of Amgen, Inc., a biopharmaceutical company, from April 1990 to April 1991. Mr. Mendelson currently serves on the board of directors of QLT, Inc. and several privately-held companies. Mr. Mendelson received his J.D. from Harvard Law School and his A.B. in Political Science from the University of California, Berkeley.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE IN PROPOSAL NO. 1.

Directors Continuing in Office Until the 2006 Annual Meeting of Stockholders

Reinaldo M. Diaz

Reinaldo M. Diaz, 51, has served as a director of Valentis since January 2003. Mr. Diaz co-founded Diaz & Altschul Capital Management in 1996 and has served as its Chief Investment Officer since then. Diaz & Altschul Capital Management is an asset management firm that focuses on healthcare companies. Mr. Diaz has been active in the investment banking industry for over 24 years. From 1993 to 1996, Mr. Diaz was Managing Director and Head of the Healthcare Group at Schroder Wertheim & Co., Inc., where he was responsible for establishing and developing the firm’s investment banking presence in the healthcare sector. From 1981 to 1993, Mr. Diaz was with PaineWebber Incorporated. From 1981 to 1985, he was a member of the Investment Banking Department, where he focused on Healthcare and Technology clients. In 1985, Mr. Diaz co-founded PaineWebber Development Corporation and was its President from 1990 to 1993. Mr. Diaz currently serves on the board of directors of Medrium, Inc., Berkeley Heart Labs, Inc., and Tenex Greenhouse Ventures LLC. Mr. Diaz has also served on the board of directors of Alkermes, Inc., Amgen Development Corporation, Genentech Development Corporation III, Genzyme Development Corporation and several private companies. Mr. Diaz is Co-Chairman of Medrium, Inc., a company focused on claims submission software and management practice tools for physicians. He is a graduate of Harvard College and of Harvard University Graduate School of Business.

George M. Lasezkay, Pharm.D.

George M. Lasezkay, Pharm.D., 53, has served as a director of Valentis since May 2004. Since September 2003, Dr. Lasezkay has been a principal at Turning Point Consultants, LLC, where he provides business development and strategic advisory services to biotechnology, emerging pharmaceutical, and medical device companies. From 1989 to 2002, Dr. Lasezkay served in various positions at Allegan, Inc., including Assistant General Counsel from 1994 to 1996, Vice President, Corporate Development from 1996 to 1998, and Corporate Vice President, Corporate Development from 1998 to 2002. Dr. Lasezkay currently serves on the board of directors of Collagenex Pharmaceuticals, Inc. and a number of privately-held companies. Dr. Lasezkay received his J.D. from the University of Southern California Law Center and his Doctor of Pharmacy and Bachelor of Science in Pharmacy from the State University of New York at Buffalo.

Mark D. McDade

Mark D. McDade, 50, has served as a director of Valentis since May 2000. Since December 2002, Mr. McDade has served as Chief Executive Officer of Protein Design Labs. From January 2001 to December 2002, Mr. McDade had been the Chief Executive Officer of Signature BioScience, Inc., a privately-held company focused on drug discovery. Mr. McDade was the President and Chief Operating Officer of Corixa Corporation, a developer of immunotherapeutic products through 2000. As a cofounder of Corixa in September 1994, he served as its Chief Operating Officer since that company’s inception. Prior to Corixa, Mr. McDade held various management positions at Boehringer Mannheim, and Sandoz Ltd. Mr. McDade currently serves on the board of directors of LigoCyte Pharmaceuticals, Inc. and Cytokinetics, Incorporated. Mr. McDade earned an M.B.A. from the Harvard University Graduate School of Business and a B.A. in History from Dartmouth College.

Directors Continuing in Office Until the 2007 Annual Meeting of Stockholders

Benjamin F. McGraw, III, Pharm.D.

Benjamin F. McGraw, III, Pharm.D., 56, has served as the President and Chief Executive Officer of Valentis since September 1994, when he joined Megabios Corp., and as Chairman since May 1997. In March 1999, Megabios merged with GeneMedicine, Inc. to form Valentis. Prior to Megabios, Dr. McGraw gained experience in R&D as Vice President, Development for Marion and Marion, Merrell Dow; in business development as Corporate Vice President, Corporate Development at Allergan, Inc.; and in finance as President of Carerra Capital Management. Dr. McGraw currently serves on the board of directors of ISTA Pharmaceuticals, Inc. Dr. McGraw received his Doctor of Pharmacy from the University of Tennessee Center for the Health Sciences, where he also completed a clinical practice residency.

Dennis J. Purcell

Dennis J. Purcell, 49, has served as a director of Valentis since January 2003. Since April 2000, Mr. Purcell has been senior managing partner of the Perseus-Soros BioPharmaceutical Fund, L.P. Mr. Purcell is responsible for the overall management of the fund, which is dedicated to making private equity investments in the life sciences industry and is also a significant investor in Valentis. Prior to joining Perseus-Soros, Mr. Purcell served as Managing Director of Life Sciences Investment Banking at Chase H&Q, formerly Hambrecht & Quist, from 1994 to 2000. Mr. Purcell has often been cited as one of the life sciences sector’s leaders. He was honored in the “Biotech Hall of Fame” by Genetic Engineering News in June 1998 and named to the Biotechnology All-Stars list by Forbes ASAP in May 1999. Prior to joining Chase H&Q, Mr. Purcell was a Managing Director in the Healthcare Group at PaineWebber, Inc. Mr. Purcell currently serves on the board of directors of Auxilium Pharmaceuticals, Inc. and several privately-held companies. Mr. Purcell also serves on the Bioethics Committee of The Biotechnology Industry Organization. Mr. Purcell received an M.B.A. from Harvard University and a Bachelor of Science in Economics and Accounting from the University of Delaware.

John S. Schroeder, M.D.

John S. Schroeder, M.D., 67, has served as a director of Valentis since April 2003 and had previously served as a director from June 2002 to January 2003. Dr. Schroeder is a Professor of Medicine at the Stanford University School of Medicine, where he was an intern and resident from 1962 to 1967, a postdoctoral fellow from 1967 to 1969 and became Chief of the Cardiovascular Medicine Clinic at Stanford after an Assistant and Associate Professorship of Medicine there. Dr. Schroeder is nationally and internationally known for his research in heart transplantation, coronary artery spasm and coronary artery disease, with over twelve books and 270 scientific publications to his credit. Dr. Schroeder received his B.A. from the University of Michigan, Ann Arbor and his M.D. from the University of Michigan Medical School.

Board of Directors Meetings Attendance

The Board of Directors held a total of eleven regular and special meetings during the fiscal year ended June 30, 2005. During this period, all of the directors, except for Mr. McDade, attended 75% or more of the total number of the meetings of the Board of Directors held. Mr. McDade attended seven of the eleven meetings of the Board of Directors held during the last fiscal year. The Board of Directors has adopted a policy that each director must attend at least 75% of the total number of Board of Director meetings held during each fiscal year.

Annual Meeting Attendance

Directors are strongly encouraged to attend the Annual Meeting of Stockholders. The Board of Directors adopted a resolution, which requires each member of the Board of Directors to use his best efforts to attend the Annual Meeting of Stockholders and serves as Valentis’ policy with regard to director attendance at stockholder meetings. Two of the directors attended the 2004 Annual Meeting of Stockholders. Valentis has determined to schedule its Annual Meeting of Stockholders on a date that maximizes director attendance.

During the fiscal year ended June 30, 2005, the Board of Directors had a standing Audit Committee, a standing Compensation Committee and a standing Nominating and Governance Committee.

Audit Committee

The Audit Committee meets with the independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board of Directors the independent auditors to be retained and receives and considers the accountants’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee also meets with the independent auditors to review the quarterly financial results and to discuss the results of the independent auditors’ quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted accounting procedures. During the fiscal year ended June 30, 2005, the Audit Committee was composed of three independent, non-employee directors. Messrs. Enright and McDade and Dr. Schroeder comprised the Audit Committee through September 2004. In September 2004, another independent, non-employee director, Dr. Lasezkay, was appointed to the Audit Committee to replace Dr. Schroeder. For the remainder of the fiscal year ended June 30, 2005, the Audit Committee was composed of Messrs. Enright and McDade and Dr. Lasezkay.

The Board of Directors has determined that Valentis has at least one audit committee financial expert serving on its audit committee and that Mr. McDade is an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq Stock Market Inc.’s director independence standards and meets the requirements for audit committee members under applicable Nasdaq listing standards. The Audit Committee met four times during the fiscal year ended June 30, 2005. During the fiscal year ended June 30, 2005, each member of the Audit Committee, except for Dr. Lasezkay, attended 75% or more of the total number of the meetings of the Audit Committee held during the period for which such individual was serving as a member of that committee. Dr. Lasezkay attended two of the three meetings of the Audit Committee held during the period for which he was serving as a member. The Audit Committee has adopted a written charter, a copy of which was included as an appendix to the proxy statement filed with the Securities and Exchange Commission for the 2004 Annual Meeting of Stockholders.

Compensation Committee

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under Valentis’ stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. During the fiscal year ended June 30, 2005, the Compensation Committee was composed of two independent, non-employee directors through September 2004: Messrs. McDade and Diaz. In September 2004, another independent, non-employee director, Dr. Lasezkay, was appointed to the Compensation Committee. For the remainder of the fiscal year ended June 30, 2005, the Compensation Committee was composed of Messrs. McDade and Diaz and Dr. Lasezkay. The Compensation Committee held one meeting during the fiscal year ended June 30, 2005, which was attended by all of the members of the Compensation Committee. The Compensation Committee has adopted a written charter, a copy of which was included as an appendix to the proxy statement filed with the Securities and Exchange Commission for the 2004 Annual Meeting of Stockholders.

Nominating and Governance Committee

The Nominating and Governance Committee assists the Board of Directors in discharging the Board of Directors’ responsibilities regarding identifying qualified candidates to become members of the Board of Directors, selecting candidates to fill any vacancies on the Board of Directors, ensuring that Valentis has and follows the appropriate governance standards and overseeing the evaluation of the Board of Directors. The Nominating Committee is composed of three independent non-employee directors: Messrs. Mendelson, Schroeder and Purcell. The Board of Directors has determined that each member of the Nominating Committee is independent within the meaning of the Nasdaq Stock Market, Inc.’s director independence standards. The Nominating Committee, which was established in September 2004, did not hold any meetings during the last fiscal year. The Nominating and Governance Committee has adopted a written charter, a copy of which was included as an appendix to the proxy statement filed with the Securities and Exchange Commission for the 2004 Annual Meeting of Stockholders.

In recommending candidates for election to the Board of Directors, the Nominating Committee will review and consider each potential candidate’s qualifications in light of Valentis’ standards for overall structure and Board of Directors composition and minimum qualifications as set forth in the Nominating Committee Charter, including whether a director candidate possesses the fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility, as well as a candidate’s experience in corporate governance, experience in the life sciences and biotechnology industry, experience as a board member for publicly traded companies and in handling and addressing matters delegated to the committee, academic expertise in an area of the company’s operations, the candidate’s independence as set forth in the National Association of Securities Dealers listing standards, as well as any other criteria deemed relevant by the Nominating Committee, and will select by majority vote, the most qualified candidate(s) to recommend to the Board of Directors for approval and election as a director.

The Nominating Committee will consider and has adopted a policy with regard to the consideration of any director candidates recommended by security holders. The Nominating Committee uses a process similar to that contained in the Nominating Committee Charter for identifying and evaluating director nominees recommended by our stockholders. Any stockholder nominations to the Board of Directors must include the nominee’s name and qualifications for board membership and should be addressed to the Secretary of Valentis, and upon receipt of a stockholder nomination, the Nominating Committee will follow the above-referenced process with respect to considering a potential candidate for approval and election as a director.

Compensation of Directors

Each non-employee director of Valentis receives an annual retainer of $12,000 and a per meeting fee of $1,000. The chairman of the Audit Committee receives an annual retainer of $6,000 and a per meeting fee of $800 and the other members of the Audit Committee receive an annual retainer of $4,000 and a per meeting fee of $500. The chairman of the Compensation Committee receives an annual retainer of $3,500 and a per meeting fee of $800 and the other members of the Compensation Committee receive an annual retainer of $2,500 and a per meeting fee of $500. The chairman of the Nominating Committee receives an annual retainer of $2,000 and a per meeting fee of $500 and the other members of the Nominating Committee receive an annual retainer of $1,500 and a per meeting fee of $500. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board of Directors and committee meetings.

Under the 1998 Non-Employee Directors’ Stock Option Plan as amended and restated, on the date following the date of the annual stockholders’ meeting of each year, each non-employee director will automatically be granted, without further action by Valentis, its stockholders or the Board of Directors, an option to purchase 10,000 shares of common stock. In addition, each new non-employee director will receive a one time grant to purchase 26,000 shares of common stock on the date of the annual stockholders’ meeting at which such new director is first elected to the Board of Directors. The exercise price of the options granted to the non-employee directors is 100% of the fair market value of the common stock on the date of the option grant.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2005, none of Valentis’ executive officers served on the board of directors of any entities whose directors or officers serve on Valentis’ Compensation Committee. No current or former executive officer or employee of Valentis serves on the Compensation Committee.

Stockholder Communications with the Board of Directors

The Board of Directors provides a process for receiving communications from stockholders of Valentis, whereby any stockholder may send written correspondence to the Board of Directors, a committee of the Board of Directors or any individual directors in his capacity as a director, including non-employee directors. The correspondence should be addressed to the attention of the Secretary of Valentis at 863A Mitten Road, Burlingame, California 94010 and include the name, mailing address and telephone number of the stockholder sending the communication, the number and class of securities of Valentis owned by such stockholder, and if the stockholder is not the record holder of the securities, the name of the record holder. The Secretary will forward such correspondence to the Board of Directors or the applicable committee or individual director as the case may be, or to management if the Secretary determines, in his discretion, that would be more appropriate. The Secretary will maintain a log of such stockholder correspondence which will be made available to the Board of Directors upon its request.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer, who is our principal executive officer, our Vice President of Finance and Administration, who is our principal financial officer and principal accounting officer. Our Code of Business Conduct and Ethics is posted on our website www.valentis.com. We will also provide a copy of our Code of Business Conduct and Ethics to any person without charge upon request made in writing to Valentis, Inc., Attention: Investor Relations, 863A Mitten Road, Burlingame, California 94010. Valentis intends to disclose any amendment to, or a waiver from, a provision of its Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its Code of Business Conduct and Ethics by posting such information on its website www.valentis.com.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as Valentis’ independent auditors for the fiscal year ending June 30, 2006 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited Valentis’ financial statements since 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as Valentis’ independent auditors is not required by Valentis’ Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Valentis and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Audit Fees:   The aggregate fees billed for professional services rendered for the audit of Valentis’ annual financial statements for the fiscal year ended June 30, 2005 and the reviews of the financial statements included in Valentis’ Forms 10-Q, issuance of consents and other services in connection with statutory and regulatory filings and accounting consultations in connection with or arising as a result of the audits and quarterly review of the financial statements for that fiscal year were $286,600, all of which services were pre-approved by the Audit Committee. The aggregate fees billed for professional services rendered for the audit of Valentis’ annual financial statements for the fiscal year ended June 30, 2004 and the reviews of the financial statements included in Valentis’ Forms 10-Q, issuance of consents and other services in connection with statutory and regulatory filings and accounting consultations in connection with or arising as a result of the audits and quarterly review of the financial statements for that fiscal year were $263,000.

Audit-Related Fees:   The aggregate fees billed for audit-related services was $23,700 for the fiscal year ended June 30, 2005, all of which services were pre-approved by the Audit Committee. The aggregate fees billed for audit-related services for the fiscal year ended June 30, 2004 was $23,000. Audit-related fees consist of fees for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of Valentis’ financial statements and are not reported under “Audit Fees.” All of the audit-related fees in fiscal 2005 and 2004 relate to services rendered for the audit of Valentis’ employee benefit plans.

Tax Fees:   The aggregate fees billed for services for tax compliance was $22,000 for the fiscal year ended June 30, 2005, all of which services were pre-approved by the Audit Committee. The aggregate fees billed for tax compliance services for the fiscal year ended June 30, 2004 was $20,000.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to our Audit Committee Charter, before the independent auditor is engaged by Valentis to render audit or non-audit services, the Audit Committee pre-approves the engagement. Audit Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding Valentis’ engagement of the independent auditor. The Audit Committee has established a pre-approved policy and procedure where pre-approval of specific audit and non-audit services that equal or are not expected to exceed $30,000 is not required so long as the Audit Committee is informed of each service provided by the independent auditor and such policies and procedures do not result in the delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended. Audit and non-audit services expected to exceed $30,000 require pre-approval of such audit and non-audit services by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. Audit Committee pre-approval of non-audit services other than review and attest services also is not required if such services fall within available exceptions established by the Securities and Exchange Commission.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Valentis’ common stock as of October 17, 2005 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers of Valentis as a group; and (iv) all those known by Valentis to be beneficial owners of more than five percent of its common stock. Unless indicated otherwise below, the address of each officer or director listed below is c /o Valentis, Inc., 863A Mitten Road, Burlingame, California 94010.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Reinaldo M. Diaz(2)	84,828	*
Patrick G. Enright(3)	33,273	*
George M. Lasezkay, Pharm.D.(4)	14,125	*
Joseph A. Markey(5)	173,146	1.15%
Mark D. McDade(6)	22,124	*
Benjamin F. McGraw, III, Pharm.D.(7)	645,098	4.16%
Alan C. Mendelson(8)	26,995	*
Dennis J. Purcell(9)	2,494,438	16.67%
John J. Reddington, Ph.D., DVM(10)	204,827	1.36%
John S. Schroeder, M.D.(11)	21,336	*
All executive officers and directors as a group (10 persons)	3,720,190	23.29%
Entities Affiliated with Perseus-Soros BioPharmaceutical Fund, LP(9)	2,494,438	16.67%
888 Seventh Avenue, 29th Floor New York, NY 10106
Xmark Asset Management, LLC(12)	1,326,472	8.88%
152 West 57th Street, 21st Floor New York, NY 10019
Brantrock Advisors, Inc.(13)	1,229,367	8.23%
9465 Wilshire Boulevard, Suite 900 Beverly Hills, CA 90212
Harris Toibb(14)	1,209,273	8.09%
307 21st Street Santa Monica, California 90402
Michael A. Roth and Brian J. Stark(15)	752,739	5.04%
3600 South Lake Drive St. Francis, WI 53235

*                    Less than one percent.

(1)          This table is based upon information supplied to Valentis by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Valentis believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 14,944,641 shares outstanding on October 17, 2005, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1).

(2)          Represents (i) 56,292 shares issuable upon the exercise of immediately exercisable warrants owned by Delta Opportunity Fund, Ltd. (“Delta Ltd.”); (ii) 4,411 shares issuable upon the exercise of immediately exercisable warrants owned by Delta Opportunity Fund (Institutional), LLC (“Delta Institutional”); and (iii) 3,500 shares issuable upon the exercise of an immediately exercisable warrant owned by Diaz & Altschul Capital Management, LLC. Diaz & Altschul Advisors, LLC, an affiliate of Diaz & Altschul Capital Management, LLC, provides portfolio management services to Delta Ltd. and Delta Institutional and therefore may be deemed the beneficial owner of the shares held by Delta Ltd. and Delta Institutional. Mr. Diaz is a managing member of Diaz & Altschul Capital Management, LLC. Mr. Diaz disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also, represents 20,625 shares issuable upon the exercise of stock options granted to Mr. Diaz that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 25,375 shares issuable upon the exercise of stock options granted to Mr. Diaz that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(3)          Represents (i) 5,555 shares owned by Mr. Enright; (ii) 283 shares held in trust for the benefit of one Mr. Enright’s children for which Mr. Enright and his spouse serve as co-trustees; (iii) 246 shares held in trust for the benefit of one of Mr. Enright’s children for which Mr. Enright and his spouse serve as co-trustees; (iv) 66 shares held in a partnership of which Mr. Enright is a general partner; (v) 3,500 shares issuable upon the exercise of an immediately exercisable warrant issued to Mr. Enright; and (vi) 23,623 shares issuable upon the exercise of stock options granted to Mr. Enright that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 25,375 shares issuable upon the exercise of stock options granted to Mr. Enright that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(4)          Represents 14,125 shares issuable upon the exercise of stock options granted to Dr. Lasezkay that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 31,875 shares issuable upon the exercise of stock options granted to Dr. Lasezkay that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(5)          Represents (i) 9,087 shares owned by Mr. Markey; (ii) 17,839 shares subject to forfeiture in the event that Mr. Markey’s employment is terminated, of which 2,974 shares have been released, or will be released within 60 days of October 17, 2005, from forfeiture; and (iii) 146,220 shares issuable upon the exercise of stock options granted to Mr. Markey that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 112,117 shares issuable upon the exercise of stock options granted to Mr. Markey that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(6)          Represents 22,124 shares issuable upon the exercise of stock options granted to Mr. McDade that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 25,375 shares issuable upon the exercise of stock options granted to Mr. McDade that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(7)          Represents (i) 4,146 shares owned by Dr. McGraw; (ii) 59,464 shares subject to forfeiture in the event that Dr. McGraw’s employment is terminated, of which 9,911 shares have been released, or will be released within 60 days of October 17, 2005, from forfeiture; (iii) 10,505 shares and 403 shares held in an irrevocable trust and in a children’s trust, respectively, for the benefit of Dr. McGraw’s children for which Dr. McGraw and his spouse serve as co-trustees; and (iv) 570,580 shares issuable upon the exercise of stock options granted to Dr. McGraw that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 490,599 shares issuable upon the exercise of stock options granted to Dr. McGraw that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(8)          Represents (i) 5,204 shares owned by Mr. Mendelson; and (ii) 21,791 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are currently exercisable or will be exercisable within 60 days of October 17, 2005. Excludes 25,375 shares issuable upon the exercise of stock options granted to Mr. Mendelson that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(9)          Represents (i) 2,493,765 shares (including 313,833 shares subject to immediately exercisable warrants and 20,625 shares issuable upon the exercise of stock options granted to Mr. Purcell that are currently exercisable or exercisable within 60 days of October 17, 2005) beneficially owned by Perseus-Soros BioPharmaceutical Fund, LP, and (ii) 673 shares owned by Mr. Purcell. Mr. Purcell is a senior managing partner of Perseus-Soros BioPharmaceutical Fund, LP. Mr. Purcell disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Excludes 25,375 shares issuable upon the exercise of stock options granted to Mr. Purcell that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(10)   Represents (i) 10,320 shares owned by Dr. Reddington; (ii) 29,507 shares subject to forfeiture in the event that Dr. Reddington’s employment is terminated, of which 4,919 shares have been released, or will be released within 60 days of October 17, 2005, from forfeiture; and (iii) 165,000 shares issuable upon the exercise of stock options granted to Dr. Reddington that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 162,000 shares issuable upon the exercise of stock options granted to Dr. Reddington that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(11)   Represents 21,336 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are currently exercisable or exercisable within 60 days of October 17, 2005. Excludes 25,497 shares issuable upon the exercise of stock options granted to Dr. Schroeder that are not currently exercisable and will not be exercisable within 60 days of October 17, 2005.

(12)   Based solely on a Schedule 13D filed on September 13, 2004 with the Securities and Exchange Commission. Represents 987,180 shares of common stock and warrants to purchase an aggregate of up to 339,292 shares of common stock.

(13)   Based solely on a Schedule 13G filed on February 14, 2005 with the Securities and Exchange Commission.

(14)   Based solely on a Schedule 13D filed on June 29, 2005 with the Securities and Exchange Commission. Represents 1,113,473 shares of common stock and warrants to purchase an aggregate of up to 95,800 shares of common stock.

(15)   Based solely on a Schedule 13G/A filed on February 14, 2005 with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the fiscal year ended June 30, 2005, Valentis paid an aggregate of approximately $310,000 to the law firm of Latham & Watkins LLP for the provision of legal services during that period. Mr. Mendelson, one of Valentis’ directors and a nominee for election as a director, is a partner of Latham & Watkins LLP.

During the fiscal year ended June 30, 2005, the spouse of Joseph A. Markey provided services to Valentis, for which she was paid approximately $118,000.

Valentis has entered into indemnity agreements with each of its executive officers and directors which provide, among other things, that Valentis will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings, which he is or may be made a party by reason of his position as a director, officer or other agent of Valentis, and otherwise to the full extent permitted under Delaware law and Valentis’ Bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires that our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Our directors, executive officers and, beneficial owners of more than ten perfect of our common stock are required to furnish us with copies of all of these forms, which they file.

Based solely upon our review of these reports, any amendments thereto or written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2005, all filing requirements applicable to our directors, executive officers, beneficial owners of more than ten percent of our common stock and other persons subject to Section 16(a) of the Exchange Act were met.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of Valentis as of October 15, 2005 are as follows:

Name	Age	Position
Benjamin F. McGraw, III, Pharm.D.	56	President, Chief Executive Officer and Chairman
John J. Reddington, Ph.D., DVM	51	Chief Operating Officer
Joseph A. Markey	51	Vice President of Finance and Administration

The principal occupations and positions for the past five years, and in some cases prior years, of the executive officers named above, are as follows unless set forth elsewhere in this report:

John J. Reddington, Ph.D., DVM

John J. Reddington, 51, became Valentis’ Chief Operating Officer on July 1, 2005. Dr. Reddington’s responsibilities include Research and Development, Intellectual Property and Valentis Bioprocessing, the contract process development and manufacturing business. Dr. Reddington served as Valentis’ Senior Vice President from May 2003 to June 2005, although he periodically providing consulting services to Valentis prior to that time. Prior to joining Valentis, Dr. Reddington served as President and Chief Executive Officer for DiagXotics, Inc., a privately held veterinary biotechnology company for 15 years. From January 1998 through June 2000, Dr. Reddington also served as interim Chief Executive Officer for a fledgling functional genomics company, XeneX LLC. Before founding DiagXotics, Dr. Reddington was the Director of Greenwich Biotherapeutics, Inc., a biotechnology company working in human cancer biotherapy from May 1988 to December 1989. Dr. Reddington received D.V.M. and Ph.D. degrees from Washington State University, a Masters degree from the University of Texas, Arlington, and a B.A. from Rice University in Houston, Texas.

Joseph A. Markey

Joseph A. Markey, 51, has served as Valentis’ Vice President of Finance and Administration since December 2004. Prior to that, Mr. Markey served as Senior Director of Finance and Controller of Valentis since February 2002. From April 2000 to February 2002, Mr. Markey served as Director of Finance. From July 1979 to April 2000, Mr. Markey held various domestic and international financial positions with International Business Machines Corporation. Mr. Markey received an M.B.A. and a B.S. in finance from the University of Scranton.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows for the fiscal years ended June 30, 2005, 2004 and 2003, compensation awarded or paid to, or earned by, Valentis’ Chief Executive Officer and its executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended June 30, 2005, referred to as our named executive officers:

					Long-Term Compensation
		Annual Compensation			Securities
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Underlying Options/SARs	All Other Compensation
Benjamin F. McGraw, III,	2005	$370,000	$177,500	—	221,000	$3,483	(3)
Pharm.D., President, Chief	2004	355,000	—	—	250,000	76,725	(4)
Executive Officer and Chairman	2003	338,185	—	—	370,333	255,193	(5)
John J. Reddington, Ph.D., DVM	2005	$255,000	73,498	—	75,000	47,772	(6)
Chief Operating Officer	2004	244,992	—	—	90,000	18,018	(7)
	2003	19,935	—	—	80,000	—	(8)
Joseph A. Markey	2005	$185,000	43,750	—	65,000	856	(9)
Vice President of Finance and	2004	175,000	—	—	93,000	20,636	(10)
Administration	2003	137,613	—	—	45,666	58,844	(11)

(1)          Bonuses reflect payment by Valentis to the named executive officer during the fiscal year for such officer’s performance in the prior fiscal year.

(2)          As permitted by rules promulgated by the Securities and Exchange Commission, no amounts are shown where the amounts constitute perquisites and do not exceed the higher of 10% of the sum of the salary and bonus column or $50,000.

(3)          Represents insurance premiums of $3,483 paid by Valentis with respect to group life insurance for the benefit of Dr. McGraw.

(4)          Represents (i) payment that had been deferred to a future date for compensation of $75,000 earned by Dr. McGraw during fiscal year ended June 30, 2004 for the achievement of Company financing objectives, which amount was paid during fiscal year ended June 30, 2005; and (ii) $1,725 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Dr. McGraw.

(5)          Represents payment that had been deferred to a future date for compensation of $253,639 earned by Dr. McGraw during fiscal year ended June 30, 2003 associated with Dr. McGraw’s continued retention and employment with Valentis. Continued retention and employment compensation was applicable to all retained employees and was expensed in fiscal year ended June 30, 2003. This amount was paid during fiscal year ended June 30, 2005. Also represents $1,554 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Dr. McGraw.

(6)          Represents (i) payment of $46,530 for moving expenses during fiscal year ended June 30, 2005; and (ii) insurance premiums of $1,242 paid by Valentis with respect to group life insurance for the benefit of Dr. Reddington.

(7)          Represents (i) payment of $17,226 for moving allowances during fiscal year ended June 30, 2004, and (ii) payment of $792 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Dr. Reddington.

(8)          Dr. Reddington joined Valentis in June 2003. Dr. Reddington’s annualized salary for fiscal year ended June 30, 2003 was $245,000.

(9)          Represents insurance premiums of $856 paid by Valentis with respect to group life insurance for the benefit of Mr. Markey.

(10)   Represents (i) payment of $20,000 for compensation earned by Mr. Markey during fiscal year ended June 30, 2004 for the achievement of Company financing objectives, and (ii) payment of $636 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Markey.

(11)   Represents (i) payment that had been deferred to a future date for compensation of $31,563 earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey’s continued retention and employment with Valentis; and (ii) $514 in insurance premiums paid by Valentis with respect to group life insurance for the benefit of Mr. Markey. Also represents payment of $26,767 for compensation earned by Mr. Markey during fiscal year ended June 30, 2003 associated with Mr. Markey’s continued retention and employment with Valentis. Continued retention and employment compensation was applicable to all retained employees and expensed in fiscal year ended June 30, 2003, which deferred amount of $31,563 was paid to Mr. Markey during fiscal year ended June 30, 2004.

STOCK OPTION GRANTS AND EXERCISES

Valentis grants options to its executive officers under its 1997 Equity Incentive Plan and its 2001 Nonstatutory Incentive Plan. As of October 27, 2005, options to purchase a total of 2,561,623 shares were outstanding under the 1997 Equity Incentive Plan and the 2001 Nonstatutory Incentive Plan and options to purchase 1,678,172 shares remained available for grant thereunder.

The following tables show for the fiscal year ended June 30, 2005, certain information regarding options granted to, exercised by, and held at year end by, the named executive officers:

Option Grants in Fiscal Year Ended June 30, 2005

					Potential Realizable Value at Assumed Annual Rates of
	Individual Grants				Stock Price
	Number of Securities	% of Total Options			Appreciation for
	Underlying Option	Granted to Employees in	Exercise Price	Expiration	Option Term(1)
Name	Granted (#)	Fiscal Year(2)	($/sh)(3)	Date	5% ($)	10% ($)
Benjamin F. McGraw, III,	41,321	7.49%	$7.02	8/10/2014	$182,426	$462,302
Pharm.D.	179,679	32.59%	7.02	8/10/2014	793,254	2,010,262
John J. Reddington, Ph.D.,	33,467	6.07%	7.02	8/10/2014	147,751	374,431
DVM	41,533	7.53%	7.02	8/10/2014	183,362	464,674
Joseph A. Markey	34,701	6.29%	7.02	8/10/2014	153,199	388,237
	30,299	5.49%	7.02	8/10/2014	133,765	338,987

(1)          Reflects the value of the stock option on the date of grant assuming for the 5% column, a five-percent annual rate of appreciation in Valentis’ common stock over the ten-year term of the option and for the 10% column, a ten-percent annual rate of appreciation in Valentis’ common stock over the ten-year term of the option, in each case without discounting to net present value and before income taxes associated with the exercise. The 5% and 10% assumed rates of appreciation are based on the rules of the Securities and Exchange Commission and do not represent Valentis’ estimate or projection of the future common stock price. The amounts in this table may not necessarily be achieved.

(2)          Based on options to purchase 551,407 shares of Valentis’ common stock granted in fiscal year ended June 30, 2005.

(3)          All options were granted at the fair market value at the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

		Value	Number of Securities Underlying		Value of Unexercised In-the-Money
	Shares Acquired	Realized	Unexercised Options at June 30, 2005		Options at June 30, 2005(2)
Name	on Exercise (#)(1)	($)	(#) Exercisable	Unexercisable	($) Exercisable	Unexercisable
Benjamin F. McGraw III, Pharm.D.	—	—	418,992	437,187	0	0
John J. Reddington, Ph.D., DVM	—	—	118,749	126,251	0	0
Joseph A. Markey	—	—	107,126	99,211	0	0

(1)          None of the executive officers exercised any options in the last fiscal year.

(2)          Calculated on the fair market value of Valentis’ common stock on June 30, 2005, which was $2.83, minus the exercise price of the options.

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2005 with respect to Valentis’ compensation plans under which equity securities of Valentis are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,875,933	$9.11	2,359,576
Equity compensation plans not approved by security holders(2)	443,741	$5.65	246,259
Total	2,319,674	$8.45	2,605,835

(1)          Consists of the 1997 Equity Incentive Plan, the 1998 Non-Employee Directors’ Stock Option Plan and the GeneMedicine 1993 Stock Option Plan. These equity compensation plans are more fully described in Note 10 to Consolidated Financial Statements included in Valentis’ Annual Report on Form 10-K.

(2)          In May 2001, the Board of Directors adopted the 2001 Nonstatutory Incentive Plan covering 100,000 shares of common stock of Valentis. An additional 590,000 shares were added to the plan as approved by the Board of Directors in May 2003, when the plan was amended and restated. The 2001 Plan provides for grants of nonstatutory stock options, stock bonuses, rights to purchase restricted stock, or a combination of the foregoing, referred to as stock awards, to employees and consultants of Valentis who are not officers and directors. The exercise price of options granted under the 2001 Plan is determined by the Board of Directors but cannot be less than 100% of the fair market value of the common stock on the date of the grant. Options under the 2001 Plan generally vest 25% one year after the date of grant and on a pro rata basis over the following 36 months and expire ten years after the date of grant or 90 days after termination of employment. Stock awards granted under the plan cannot be repriced without the prior approval of Valentis’ stockholders. Upon a change in control of Valentis, the surviving corporation or acquiring corporation is required to assume any stock awards outstanding under the 2001 Plan or substitute similar stock awards for any stock awards outstanding. If any surviving or acquiring corporation refuses to assume such Stock Awards or substitute similar stock awards, then such stock awards shall be terminated if not exercised prior to the change of control. Upon a change in control not approved by the Board of Directors, each outstanding stock award shall become fully vested immediately prior to the consummation of such change in control. As of June 30, 2005, options for 443,741 shares had been granted under this plan.

The foregoing summary is qualified in its entirety by reference to the full text of the 2001 Plan. Valentis will provide, without charge, to each person to whom this proxy statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the 2001 Plan. Any such request should be directed as follows: Investor Relations, Valentis, Inc., 863A Mitten Road, Burlingame, California 94010; telephone number: (650) 697-1900.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(1)

COMPENSATION COMMITTEE REPORT

During the fiscal year ended June 30, 2005, the Compensation Committee was composed of two independent, non-employee directors through September 2004: Messrs. McDade and Diaz. In September 2004, another independent, non-employee director, Dr. Lasezkay, was appointed to the Compensation Committee. For the remainder of the fiscal year ended June 30, 2005, the Compensation Committee was composed of Messrs. McDade and Diaz and Dr. Lasezkay. None of the members of the Compensation Committee were officers or employees of Valentis during their respective terms on the Compensation Committee. The Compensation Committee is responsible for establishing Valentis’ compensation programs for all employees, including executives. For executive officers, the Compensation Committee evaluates performance and determines compensation policies and levels, as the Board of Directors requests.

EXECUTIVE COMPENSATION

We design our executive compensation programs to attract and retain executives who can lead Valentis to meet its business objectives and to motivate them to enhance long-term stockholder value. Our executive officers’ annual compensation has consisted of cash salary, a cash incentive bonus and stock option grants.

To determine fair compensation, the Compensation Committee reviews historical and current salary, bonus and stock award information for other comparable companies in similar geographic areas and at similar stages of growth and development gathered by an industry compensation consultant and others. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 23. The Compensation Committee also reviews a variety of industry surveys throughout the year, which provide additional information about short- and long-term executive compensation. Based in part on this information, the Compensation Committee generally sets salaries, including that of the Chief Executive Officer, at levels comparable to competitive companies of comparable size in similar industries. We structure our management bonus program around both individual and company performance. We base the total size of the bonus pool on our success in meeting performance goals for the year, accounting for changes the Compensation Committee discussed and agreed to during the course of the year.

We use the stock option program to give management employees a substantial economic interest in the long-term appreciation of our common stock. We grant existing members of management new options on an annual basis to provide a continuing financial incentive. The size of the option grant is related to the executive’s position and performance in the previous year.

(1)          Notwithstanding anything to the contrary set forth in any of Valentis’ previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the report of the Compensation Committee and the performance graph on page 23 shall not be incorporated by reference into any such filings.

CHIEF EXECUTIVE OFFICER COMPENSATION

Dr.   McGraw’s salary during fiscal year ended June 30, 2005 as President, Chief Executive Officer and Chairman was $370,000. Following the Compensation Committee’s review of Dr. McGraw’s performance and Valentis’ performance during fiscal year ended June 30, 2005, the Compensation Committee set Dr. McGraw’s annual salary for fiscal year ending June 30, 2006 at $370,000. In addition, if Valentis achieves certain milestones, Dr. McGraw would receive a bonus of $177,500 for performance during the fiscal year ended June 30, 2005. The Compensation Committee granted options for 221,000 shares of common stock to Dr. McGraw on July 1, 2005, which is within the guidelines for the Chief Executive Officer under our annual stock options grant program. In approving Dr. McGraw’s compensation, the Compensation Committee took into account Dr. McGraw’s past performance as President, Chief Executive Officer and Chairman of the Board of Directors of Valentis, the scope of Dr. McGraw’s responsibilities and the Board of Directors’ assessment of Valentis’ achievement of its performance objectives.

FEDERAL TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code, as amended, limits Valentis to a deduction for federal income tax purposes of no more than $1 million of compensation paid to our named executive officers in a taxable year. None of our named executive officers received compensation in excess of this limit during the fiscal year ended June 30, 2005.

The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Internal Revenue Code, as amended. The Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any named executive officer in a taxable year, which is subject to the deduction limit, will exceed $1 million. The Compensation Committee intends to continue to evaluate the effects of the statute and applicable Treasury regulations and to comply with Section 162(m) of the Internal Revenue Code, as amended, in the future to the extent consistent with the best interests of Valentis.

CONCLUSION

A significant portion of Valentis’ compensation program and Dr. McGraw’s compensation are contingent on Valentis’ performance, and the realization of such compensation is closely linked to increases in long-term stockholder value. Valentis remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of Valentis’ business may result in highly variable compensation for a particular time period.

COMPENSATION COMMITTEE
Mark D. McDade
Reinaldo M. Diaz
George M. Lasezkay

REPORT OF THE AUDIT COMMITTEE(2)

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes, the appointment, compensation, retention and oversight of Ernst & Young LLP, our independent auditors, and for overseeing audits of our financial statements. The Audit Committee pre-approves the engagement with our independent auditors, reviews the independence and the quality control procedures of our independent auditors,  and meets with management and Ernst & Young LLP and separately with Ernst & Young LLP regarding the audits of our financial statements. Ernst & Young LLP reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from Valentis for such advice and assistance.

Management is responsible for preparing our financial statements and for our financial reporting process, accounting policies, systems of internal controls and disclosure controls and procedures. Ernst & Young LLP is responsible for performing an independent audit and expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee hereby reports as follows:

1.                 The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2005 with management.

2.                 The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules.

3.                 The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with Ernst & Young LLP their independence.

4.                 Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Valentis’ Annual Report on Form 10-K for the fiscal year ended June 30, 2005 for filing with the Securities and Exchange Commission.

The foregoing report is provided by the undersigned members of the Audit Committee.

AUDIT COMMITTEE
Patrick G. Enright
Mark D. McDade
George M. Lasezkay

(2)          This report is not “soliciting material” and is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Valentis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before on or after the date hereof and irrespective of any general incorporation language in any such filing.

PERFORMANCE MEASUREMENT COMPARISON(3)

The following graph shows the total stockholder return of an investment of $100 in cash on June 30, 2000 for (i) Valentis’ common stock, (ii) the Nasdaq Composite Index and (iii) the Nasdaq Biotechnology Index. All values assume reinvestment of the full amount of all dividends, if any.

Comparison of Cumulative Total Return on Investment

	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04	6/30/05
Valentis	100.0	53.2	11.4	1.1	2.0	0.8
NASDAQ Composite Index	100.0	54.5	36.9	40.9	51.6	51.9
NASDAQ Biotechnology Index	100.0	83.3	41.9	55.2	62.4	56.7

(3)          This Section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Valentis under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

For further information about Valentis, please request a copy of our Annual Report on Form 10-K, which we previously filed with the Securities and Exchange Commission, and is available free of charge. Please access via Valentis’ website at www.valentis.com under the Investor Relations section, or send written requests to:

Valentis, Inc.
863A Mitten Rd.
Burlingame, CA 94010
Attn: Investor Relations

INCORPORATION BY REFERENCE

The following documents previously filed by Valentis with the Securities and Exchange Commission under the Exchange Act are hereby incorporated by reference in this Proxy Statement (Commission File No. 0-22987):

Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

All financial statements included in any document filed by Valentis with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the date on which the Annual Meeting is held which amend or supplement the financial statements or pro forma financial statements incorporated by reference herein shall be deemed to be incorporated by reference into this Proxy Statement as of the date of filing such documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

All information appearing in this Proxy Statement is qualified in its entirety by the information and financial statements (including notes thereto) incorporated herein by reference.

By Order of the Board of Directors

Patrick A. Pohlen
Secretary

October 28, 2005

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope. Thank you for your prompt consideration of these matters.

Sincerely,

Valentis, Inc.

PROXY	PROXY

VALENTIS, INC.

863A MITTEN ROAD

BURLINGAME, CALIFORNIA 94010

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Benjamin F. McGraw, III, Pharm.D. and Joseph A. Markey, or either of them, as proxies and attorneys-in-fact, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Valentis, Inc. (the “Company”) held of record by the undersigned on November 7, 2005 at the Annual Meeting of Stockholders to be held December 1, 2005 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR DIRECTOR NOMINEE OR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH DIRECTOR NOMINEE OR PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

The Board of Directors recommends a vote FOR the Nominees listed in Proposal No. 1 and FOR Proposal No. 2.

1.                 Election of Directors.

Nominees:   Patrick G. Enright; Alan C. Mendelson

☐   FOR ALL NOMINEES      ☐   WITHHELD FROM ALL NOMINEES

☐
For all nominees except as noted above

2.                 Ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2006.

FOR   ☐   AGAINST   ☐   ABSTAIN   ☐

3.                 In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification.   ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:	Signature:	Date: